EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Quarterly Report of FUSA Capital Corporation (the "Company") on Form 10-Q/A for the period ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jenifer Osterwalder, in my capacity as Principal Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jenifer Osterwalder
Date: September 19, 2008	Jenifer Osterwalder Principal Financial and Accounting Officer